CLEARBRIDGE LARGE CAP GROWTH FUND

Schedule of investments (unaudited)	August 31, 2023

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
COMMON STOCKS - 98.8%
COMMUNICATION SERVICES - 7.7%
Entertainment - 3.5%
Netflix Inc.	737,000	$319,622,160	*
Sea Ltd., ADR	574,800	21,629,724	*

Total Entertainment		341,251,884

Interactive Media & Services - 4.2%
Meta Platforms Inc., Class A Shares	1,364,298	403,682,135	*

TOTAL COMMUNICATION SERVICES		744,934,019

CONSUMER DISCRETIONARY - 11.0%
Automobile Components - 1.2%
Aptiv PLC	1,144,226	116,081,727	*

Automobiles - 0.9%
Tesla Inc.	346,900	89,527,952	*

Broadline Retail - 7.4%
Amazon.com Inc.	5,151,280	710,928,153	*

Textiles, Apparel & Luxury Goods - 1.5%
NIKE Inc., Class B Shares	1,416,700	144,092,557

TOTAL CONSUMER DISCRETIONARY		1,060,630,389

CONSUMER STAPLES - 3.7%
Beverages - 2.1%
Monster Beverage Corp.	3,496,238	200,719,024	*

Consumer Staples Distribution & Retail - 0.4%
Target Corp.	320,500	40,559,275

Personal Care Products - 1.2%
Estee Lauder Cos. Inc., Class A Shares	695,600	111,664,668

TOTAL CONSUMER STAPLES		352,942,967

FINANCIALS - 9.9%
Capital Markets - 2.2%
S&P Global Inc.	550,637	215,221,978

Financial Services - 6.1%
PayPal Holdings Inc.	2,003,188	125,219,282	*
Visa Inc., Class A Shares	1,884,924	463,088,128

Total Financial Services		588,307,410

Insurance - 1.6%
Marsh & McLennan Cos. Inc.	806,600	157,278,934

TOTAL FINANCIALS		960,808,322

HEALTH CARE - 14.9%
Health Care Equipment & Supplies - 6.9%
Alcon Inc.	2,114,963	175,520,779
Dexcom Inc.	1,357,700	137,100,546	*
Intuitive Surgical Inc.	653,203	204,243,514	*
Stryker Corp.	517,000	146,595,350

Total Health Care Equipment & Supplies		663,460,189

See Notes to Schedule of Investments.

ClearBridge Large Cap Growth Fund 2023 Quarterly Report	1

CLEARBRIDGE LARGE CAP GROWTH FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2023

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
Health Care Providers & Services - 3.1%
UnitedHealth Group Inc.	629,269	$299,897,020

Life Sciences Tools & Services - 2.0%
Thermo Fisher Scientific Inc.	346,783	193,192,809

Pharmaceuticals - 2.9%
Eli Lilly & Co.	195,300	108,235,260
Zoetis Inc.	892,166	169,966,545

Total Pharmaceuticals		278,201,805

TOTAL HEALTH CARE		1,434,751,823

INDUSTRIALS - 10.8%
Aerospace & Defense - 1.7%
RTX Corp.	1,932,945	166,310,588

Air Freight & Logistics - 1.5%
United Parcel Service Inc., Class B Shares	840,749	142,422,881

Electrical Equipment - 2.3%
Eaton Corp. PLC	954,309	219,844,164

Ground Transportation - 3.1%
Uber Technologies Inc.	3,927,751	185,507,680	*
Union Pacific Corp.	520,800	114,872,856

Total Ground Transportation		300,380,536

Trading Companies & Distributors - 2.2%
W.W. Grainger Inc.	297,681	212,585,909

TOTAL INDUSTRIALS		1,041,544,078

INFORMATION TECHNOLOGY - 36.5%
Semiconductors & Semiconductor Equipment - 10.5%
ASML Holding NV, Registered Shares	245,897	162,422,345
Intel Corp.	2,333,300	81,992,162
NVIDIA Corp.	1,560,076	769,975,510

Total Semiconductors & Semiconductor Equipment		1,014,390,017

Software - 21.1%
Adobe Inc.	430,776	240,950,248	*
Atlassian Corp., Class A Shares	644,513	131,519,323	*
Intuit Inc.	247,200	133,935,432
Microsoft Corp.	2,291,262	750,984,033
Palo Alto Networks Inc.	921,234	224,136,232	*
Salesforce Inc.	1,010,991	223,894,067	*
Splunk Inc.	1,220,003	147,937,564	*
Unity Software Inc.	875,000	32,436,250	*
Workday Inc., Class A Shares	631,880	154,494,660	*

Total Software		2,040,287,809

Technology Hardware, Storage & Peripherals - 4.9%
Apple Inc.	2,494,977	468,731,329

TOTAL INFORMATION TECHNOLOGY		3,523,409,155

See Notes to Schedule of Investments.

2	ClearBridge Large Cap Growth Fund 2023 Quarterly Report

CLEARBRIDGE LARGE CAP GROWTH FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2023

(Percentages shown based on Fund net assets)

SECURITY		SHARES	VALUE
MATERIALS - 1.7%
Chemicals - 1.7%
Sherwin-Williams Co.		606,200	$164,716,664

REAL ESTATE - 1.7%
Specialized REITs - 1.7%
Equinix Inc.		208,858	163,197,464

UTILITIES - 0.9%
Electric Utilities - 0.9%
NextEra Energy Inc.		1,361,200	90,928,160

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $4,899,071,914)			9,537,863,041

	RATE
SHORT-TERM INVESTMENTS - 1.2%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	5.165%	84,626,798	84,626,798	(a)
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	5.235%	36,268,627	36,268,627	(a)(b)

TOTAL SHORT-TERM INVESTMENTS (Cost - $120,895,425)			120,895,425

TOTAL INVESTMENTS - 100.0% (Cost - $5,019,967,339)			9,658,758,466
Liabilities in Excess of Other Assets - (0.0)%††			(3,318,003)

TOTAL NET ASSETS - 100.0%			$9,655,440,463

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	Rate shown is one-day yield as of the end of the reporting period.

(b)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At August 31, 2023, the total market value of investments in Affiliated Companies was $36,268,627 and the cost was $36,268,627 (Note 2).

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

ClearBridge Large Cap Growth Fund 2023 Quarterly Report	3

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Large Cap Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

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Notes to Schedule of Investments (unaudited) (cont’d)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Schedule of Investments (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$9,537,863,041	—	—	$9,537,863,041
Short-Term Investments†	120,895,425	—	—	120,895,425

Total Investments	$9,658,758,466	—	—	$9,658,758,466

†	See Schedule of Investments for additional detailed categorizations.

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended August 31, 2023. The following transactions were effected in such company for the period ended August 31, 2023.

	Affiliate Value at November 30, 2022	Purchased		Sold		Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at August 31, 2023
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$5,724,606	$580,486,079	580,486,079	$549,942,058	549,942,058	—	$962,555	—	$36,268,627

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